===============================================================================



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                          DATE OF REPORT: MAY 29, 2003
                       (Date of earliest event reported)



                            POWELL INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            NEVADA                        0-6050              88-0106100
(State or other jurisdiction of        (Commission        (I.R.S. Employer
incorporation or organization)         File Number)      Identification Number)

              8550 MOSLEY DRIVE
               HOUSTON, TEXAS                        77075-1180
  (Address of Principal Executive Offices)           (Zip Code)

                                 (713) 944-6900

              (Registrant's Telephone Number, Including Area Code)


                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)


===============================================================================

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

     On May 29, 2003, Powell Industries, Inc. (NASDAQ: POWL) announced results for the fiscal 2003 second quarter ended April 30, 2003. A copy of the press release announcing the results is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

 (c)     Exhibits:

     EXHIBIT
     NUMBER                                DESCRIPTION
----------------                           -----------
       99.1                     Press Release dated May 29, 2003.


ITEM 9 - REGULATION FD DISCLOSURE (ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

     The information in this Current Report is being furnished pursuant to Item 12, Results of Operations and Financial Condition, and is captioned under Item 9, Regulation FD Disclosure, in accordance with the filing guidance contained in SEC Release 33-8216. Pursuant to general instruction B.6. of Form 8-K, the information in this Current Report shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         POWELL INDUSTRIES, INC.


Date:  June 2, 2003                      By: /s/ DON R. MADISON
                                             ----------------------------------
                                                Don R. Madison
                                                Vice President
                                                Chief Financial Officer
                                                (Principal Accounting and
                                                 Financial Officer)

                                       2